UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 6, 2025

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Registered Direct Offering
On November 6, 2025, Archer Aviation Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, and the Purchasers agreed to purchase, 81,250,000 shares (the “Shares”) of the Company’s Class A common stock in a registered direct offering (the “Registered Offering”) at a price of $8.00 per Share, for gross proceeds of $650.0 million before deducting the placement fees and related offering expenses. The Registered Offering is expected to close on or about November 10, 2025, subject to customary closing conditions.
The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and other obligations of the parties.
The Registered Offering was made pursuant to the shelf registration statement on Form S-3ASR (File No. 333-284812), including the prospectus dated February 11, 2025 contained therein, and the prospectus supplement to be filed on or about November 7, 2025.
In connection with the Registered Offering, the Company also entered into a placement agency agreement, dated as of November 6, 2025 (the “Placement Agency Agreement”), with Moelis & Company LLC and Cantor Fitzgerald & Co. (the “Placement Agents”).
The Company intends to use $171 million of the net proceeds from the Registered Offering for the pending acquisition and planned redevelopment of Hawthorne Airport and the remainder for general corporate purposes. Other than with respect to our planned acquisition and redevelopment plans for Hawthorne Airport, we have not yet determined the amount of net proceeds to be used specifically for any particular purpose or the timing of these expenditures. Accordingly, our management will have broad discretion and flexibility in applying the net proceeds from the sale of these securities, and investors will be relying on the judgment of our management regarding the application of the net proceeds. Additionally, the amount of capital expenditures required for the redevelopment of Hawthorne Airport is based on our estimates as of the date hereof.
The form of Purchase Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Purchase Agreements is qualified in its entirety by reference to such exhibit.
A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 2.02 Results of Operations and Financial Condition.
On November 6, 2025, the Company will hold a conference call regarding its operational and financial results for the third quarter ended September 30, 2025. The Company also issued a letter to its stockholders (the “Shareholder Letter”) and a press release (the “Press Release”) announcing its operational and financial results for the third quarter ended September 30, 2025. Copies of the Shareholder Letter and the Press Release are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The Company makes or will make reference to non-GAAP financial information in the Shareholder Letter, the Press Release and on the conference call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter and the Press Release, as attached to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Fenwick & West LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)
99.1	Letter to Shareholders, dated November 6, 2025
99.2	Press Release issued by Archer Aviation Inc., dated November 6, 2025
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Registered Offering and the anticipated use of proceeds of the Registered Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2024, the base prospectus contained in our Registration Statement on Form S-3 filed on February 11, 2025, as supplemented by our prospectus supplement filed on June 13, 2025, the Current Report on Form 8-K filed on June 13, 2025, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: November 6, 2025	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	Chief Legal & Strategy Officer